                                                                [EXECUTION COPY]
                                                                    Exhibit 10.3


                         CERTIFICATE PLEDGE AGREEMENT
                         ----------------------------

     THIS CERTIFICATE PLEDGE AGREEMENT (together with all amendments, supplements and other modifications made from time to time, this "Pledge Agreement"), dated as of March 6, 1998, made by BROOKDALE LIVING COMMUNITIES OF ILLINOIS - HV, INC., a Delaware corporation (the "Pledgor"), in favor of THE HARBOR VILLAGE BUSINESS TRUST, a Delaware business trust (the "Pledgee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as valuation agent (in such capacity, the "Valuation Agent").


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, as a condition to the occurrence of the Acquisition Date under the Lease dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Lease"), among the Pledgor, between Lessee and the Pledgee, as Lessor, the Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial benefits from the transactions contemplated by the Lease;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:
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                                                    Certificate Pledge Agreement


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1 Certain Terms. Capitalized terms used but not otherwise defined in this Pledge Agreement have the respective meanings specified in Appendix 1 to the Lease; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Pledge Agreement.

                                  ARTICLE II

                                    PLEDGE

     SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Pledgee and hereby grants to the Pledgee a continuing security interest in, all of its right, title and interest in, to and under the following property (the "Collateral"):

          (a) Certificate A, a copy of which is annexed hereto as Schedule I, and any replacement Certificate A to be provided pursuant to Section 7.13 hereof; and

          (b) all payments made with respect to and all interest and proceeds (as such term is defined in the Uniform Commercial Code as in effect in the State of Ohio (the "U.C.C.")) of any of the foregoing.

     SECTION 2.2 Security for Obligations. The security interest granted by the Pledgor hereunder secures the satisfaction in full of all the Pledgor's payment and non-payment obligations to Pledgee under the Operative Documents, including, without limitation, the obligation to pay SELCO Basic Rent, Lessor Basic Rent, Equity Balance and Supplemental Rent (to the extent the Lessor is entitled to receive Supplement Rent) (collectively, the "Obligations").

     SECTION 2.3 Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, shall be delivered to and held by or on behalf of the Pledgee pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Pledgee.

     SECTION 2.4 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

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                                                    Certificate Pledge Agreement


          (a) remain in full force and effect until payment in full of all Obligations, payment in full of the Equity Balance or the Pledgee takes possession of the Collateral in accordance with Section 6.1,

          (b) be binding upon the Pledgor and its successors, transferees and assigns, and

          (c)  inure to the benefit of the Pledgee.

Upon the payment in full of all Obligations or payment in full of the Equity Balance, the security interest granted herein shall terminate and all rights to the Collateral (including all interest or income paid in respect thereto) shall revert to the Pledgor. Upon any such termination, the Pledgee will, at the sole expense of the Pledgor, and upon written instruction of the Pledgor, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Collateral pledged by the Pledgor hereunder (including all such interest or income), together with all other Collateral held by the Pledgee hereunder and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 2.5 Security Interest Absolute. All rights of the Pledgee and the security interests granted to the Pledgee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Pledge Agreement or any other Operative Document,

          (b) the failure of the Pledgee to assert any claim or demand or to enforce any right or remedy against the Pledgor or any other Person under the provisions of any Operative Document or otherwise,

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of obligations the Obligations or any other extension, compromise or renewal of any Obligation,

          (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Pledgee or otherwise,

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the any Operative Document,

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                                                    Certificate Pledge Agreement

          (f) any addition, exchange, release, surrender or non-perfection of any Collateral, or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Pledgor or Pledgee or any other Person.

     SECTION 2.6 Waiver of Subrogation. The Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Pledgee or any other Person that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy against the Pledgee or any other Person or any collateral which the Pledgee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Pledgee or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Pledgee, and shall forthwith be paid to the Pledgee to be credited and applied upon the Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Pledge Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

     SECTION 2.7  Valuation of Collateral.

          (a) The Valuation Agent shall determine every two (2) weeks (the date of such valuation being a "Valuation Date") (i) the amount of the Certificate A (inclusive of principal and accreted/compounded interest) as of the Valuation Date (the "Certificate Value") and (ii) by obtaining values from the issuer of the Certificate A and at least one reputable broker of certificates of deposit, the fair market sales value of the Certificate A if sold prior to maturity as of the Valuation Date as the higher of two values received (the "Sales Value"). Each such valuation by the Valuation Agent shall be binding on the Pledgor and the Pledgee, absent manifest error. On any Valuation Date, in the event that the Sales Value plus any collateral previously delivered by the Pledgor pursuant to Section 2.7(b) is less than the Certificate Value (a "Deficiency"), the Valuation Agent shall give written notice of such Deficiency (a "Collateral Notice") within two (2) Business Days after the Valuation Date via (i) overnight mail or hand delivery and (ii) facsimile transmission, to each of the Pledgee, the Pledgor and a third party (the "Custodian") to be reasonably agreed to by the parties hereto that will establish the

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                                                    Certificate Pledge Agreement


     Collateral Account (as hereinafter defined) on behalf of the Pledgee and Key Corporate Capital Inc.

          (a) The Pledgor shall promptly, but in any event with five (5) Business Days after receipt of a Collateral Notice (facsimile confirmation receipt by the Valuation Agent being deemed receipt of notice by the Pledgor and the Pledgee), wire transfer funds in U.S. Dollars to a collateral account to be specified by the Pledgee to the Pledgor (the "Collateral Account") in an amount equal to or exceeding the Deficiency. The Pledgor's obligation to transfer such funds is hereinafter referred to as the "Collateral Requirement." The Pledgor's failure to provide such additional Collateral shall result in Pledgee having the immediate right to all Collateral and all funds in the Collateral Account in accordance with
     Section 6.1.

          (b) On any Valuation Date, in the event that the Sales Value plus any collateral previously delivered pursuant to Section 2.7(b), equals or exceeds the Certificate Value (such excess being referred to herein as the "Excess") and no Event of Default described in Section 6.1 or Default relating thereto shall have occurred and be continuing, the Valuation Agent shall provide written notice of such Excess (the "Excess Notice") within two (2) Business Days after the Valuation Date in the manner described in
     Section 2.7(a) to each of the Pledgor, the Pledgee and the Custodian. The Custodian shall be directed thereafter to return the Excess to the Pledgor.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Warranties, etc. The Pledgor represents and warrants for itself unto the Pledgee as at the date of each pledge and delivery hereunder by the Pledgor to the Pledgee of any Collateral pledged by the Pledgor pursuant to this Pledge Agreement as follows:

          (a) Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Pledgee.

          (b) Valid Security Interest. The delivery of the Collateral to the Pledgee effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

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                                                    Certificate Pledge Agreement

          (c) Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

               (i) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

               (ii) for the exercise by the Pledgee of any of the rights provided for in this Pledge Agreement, or, except as may be required in connection with a disposition of any Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                  ARTICLE IV

                                   COVENANTS

     SECTION  4.1 Certain Covenants.

     (a) The Pledgor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or unfulfilled:

          (i) except as permitted by the Operative Documents, it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral owned by it (except in favor of the Pledgee hereunder);

          (ii) the Pledgor will warrant and defend the right and title herein granted unto the Pledgee in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever;

          (iii) at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     (b) Each of the Pledgee and the Pledgor covenants to the Valuation Agent that they will provide the Valuation Agent with prompt written notice of an Event of Default

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                                                    Certificate Pledge Agreement


     that occurs during the term of this Pledge Agreement and of any cure of any such Event of Default and notice of a failure of the Pledgor to satisfy the Collateral Requirement.


                                   ARTICLE V

                                  THE PLEDGEE

     SECTION 5.1 Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of any Event of Default described in Section 6.1, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c) to file any claims or take any action or institute any proceedings which the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.3.

                                  ARTICLE VI

                                   REMEDIES

     SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred, other than an Event of Default caused by an "Event of Default" pursuant to the following provisions of each of the Nomura Loan Agreement and the Mezzanine Loan Agreement which was caused

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                                                    Certificate Pledge Agreement


solely by the Pledgee and not caused directly, indirectly or proximately by an act or omission of the Pledgor: (i) Section 7.1(ix) (solely as to representations and warranties of the Pledgee as of the date hereof pursuant to Sections 4.1(a)(A), (B) or (C), and Sections 4.1(b)(A), (B), (C), (G), (H), (I),
(J), (L), (N), (Z), (AA) or (AJ) of each of the Nomura Loan Agreement and the Mezzanine Loan Agreement, (ii) Section 7.1(x) (solely as to the Pledgee), (iii)
Section 7.1(xi) (solely as to the Pledgee), (iv) Section 7.1(xiii) (solely as to the Pledgee), (v) Section 7.1(xv) (solely as to Section 5.1(a)(U)) or (vi)
Section 7.1(xvi) (solely as to Section 5.1(a)(T)) or if the Pledgor has failed to comply with the Collateral Requirement in accordance with Section 2.7 or if the Pledgor, Pledgee, the Valuation Agent and the Custodian have not entered into the Amendment (as hereinafter defined) (which failure may be waived by the Pledgee with the consent of Key Corporate Capital Inc.):

          (a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell or redeem, as applicable, the Collateral or any part thereof (to the extent the Collateral can be used to satisfy the obligations of the Pledgor pursuant to Section 2.2 of this Pledge Agreement), for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. Further, the Pledgee may distribute the Collateral in any manner it deems appropriate upon seizing the Collateral.

          (b) The Pledgee may (to the extent the Collateral is necessary to satisfy the Pledgor's Obligations pursuant to Section 2.2 hereof):

               (i) transfer all or any part of the Collateral into the name of its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v)    take control of any proceeds of the Collateral, and

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                                                    Certificate Pledge Agreement

               (vi)  execute (in the name, place and stead of the Pledgor)
                    endorsements, assignments, instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2 Securities Laws. If the Pledgee shall exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Pledgee, the Pledgor will, at its own expense do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral owned by the Pledgor or any part thereof valid and binding and in compliance with applicable law.

     SECTION 6.3 Indemnity and Expenses. The Pledgor hereby jointly and severally indemnifies and holds harmless the Pledgee and the Valuation Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement) except claims, issues or liabilities of the Valuation Agent resulting from the Valuation Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Pledgee and the Valuation Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Pledgee or the Valuation Agent may incur in connection with:

          (a)  the administration of this Pledge Agreement;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c)  the exercise or enforcement of any of its rights hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 6.4 Fees of Valuation Agent. The Pledgor agrees to pay the Valuation Agent fees in accordance with the terms of the Nomura Loan Agreement and the Mezzanine Loan Agreement.


                                  ARTICLE 7.

                              THE VALUATION AGENT

     SECTION 7.1 Successor Valuation Agent. At any time, the Pledgor shall have the right to appoint a successor valuation agent to replace Wilmington Trust Company (or any successor Valuation Agent) as the Valuation Agent hereunder, so long as such successor valuation agent is

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                                                    Certificate Pledge Agreement


approved by the Pledgee and Key Corporate Capital Inc., each of which approval shall not be unreasonably withheld. The Pledgor shall give the Valuation Agent at least 30 days' prior written notice of the appointment and approval of a successor valuation agent. At any time, the Valuation Agent shall have the right to resign as Valuation Agent by giving the Pledgor and the Pledgee at least 30 days' prior written notice. Prior to the date of the Valuation Agent's resignation, the Pledgor shall notify the Valuation Agent of the successor valuation agent appointed by the Pledgor and approved by the Pledgee. Upon such appointment of a successor valuation agent, such valuation agent shall succeed to the rights, powers and duties of the Valuation Agent, and the term "Valuation Agent" shall mean successor valuation agent effective upon such appointment and approval, and the former Valuation Agent's rights, powers and duties as the Valuation Agent shall be terminated, without any other or further act or deed on the part of such former Valuation Agent or any of the parties to this Pledge Agreement.

     SECTION 7.2  No Duty.
                  -------

     1. Notwithstanding anything to the contrary, the Valuation Agent shall have no duties, obligations or responsibilities except as expressly set forth in this Pledge Agreement. Except a set forth in this Pledge Agreement the Valuation Agent shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Pledge Agreement or the Collateral.

                                  ARTICLE III

                           MISCELLANEOUS PROVISIONS

     SECTION 8.1 Operative Document. This Pledge Agreement is an Operative Document executed pursuant to the Lease and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Lease.

     SECTION 8.2 Successors, Transferees and Assigns. This Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Pledgee and its successors and permitted assigns. Except as provided in the Lessor Pledge Agreement, without the express written consent of the Pledgor, which shall not be unreasonably withheld, the Pledgee shall not have the right to assign this Pledge Agreement to any person or entity which is not the Lessor under the Lease.

     SECTION 8.3 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The parties hereto agree to entered into an amendment to this Pledge Agreement (the "Amendment") within fourteen (14) days of the date hereof providing for the establishment of

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                                                    Certificate Pledge Agreement


the Collateral Account, the granting by the Pledgor to the Pledgee and the Custodian of a security interest in the Collateral Account and the proceeds thereof. The terms of such amendment shall be reasonably satisfactory to the parties hereto and the Custodian.

     SECTION 8.4 Protection of Collateral. The Pledgee may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default described in
Section 6.1) and the Pledgee may from time to time take any other action which the Pledgee reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 8.5 Addresses for Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile) and directed (a) to the address or facsimile number described in, and deemed received in accordance with the provisions of, Section
33.4 of the Lease and (b) in the case of the Valuation Agent, to Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, facsimile number (302) 427-4605, telephone number (302) 651-1913, Attention:
Custody Department; provided, however, that all such notices and other communications given by one by party hereto to another in connection with this Pledge Agreement shall be given to all other parties hereto.

     SECTION 8.6 No Waiver; Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.7 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 8.8 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 8.9 Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF THE CREATION AND PERFECTION OF THE SECURITY INTEREST GRANTED UNDER THIS PLEDGE AGREEMENT WITH RESPECT TO THE COLLATERAL, SUCH MATTERS SHALL

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                                                    Certificate Pledge Agreement


BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO.

     SECTION 8.10 Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGEE ENTERING INTO THE LEASE.

     SECTION 8.11 Execution in Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 8.12 Pledge of Interest in Certificate A. The Pledgor hereby consents to the terms of the Pledge Agreement, dated as of the date hereof, between the Pledgee and Key Corporate Capital Inc. (the "Key Pledge Agreement"), pursuant to which the Pledgee pledged and granted a security interest to Key Corporate Capital Inc. in all the Pledgee's rights, title and, interest in and to Certificate A and all payments and proceeds with respect thereto.

     SECTION 8.13  Replacement of Issuing Bank; Replacement of Certificate A.

          (a) The parties hereto hereby agree that if, at any time, (a) Fleet National Bank or a successor provider of the Certificate A cannot continue to provide the Certificate A or fails to maintain a rating of "A" (or an equivalent thereto) or better with a nationally recognized rating agency, or (b) the Pledgor and the Pledgee agree that another provider of the Certificate A would be more satisfactory to their needs, the parties shall, at Pledgor's cost and expense, arrange for a substitute financial institution with a rating meeting such standard to issue an investment certificate bearing interest at a rate no less than that of the Certificate A and having the same maturity date of the Certificate A.

          (b) The Pledgor shall provide to the Pledgee at the time of delivery of any replacement Certificate A a Responsible Employee's Certificate whereby a Responsible Employee shall certify that the Pledgor is solvent as of such date. Upon receipt by the Pledgee of the aforementioned Responsible Employee's Certificate and the replacement Certificate A, the Pledgee shall transfer to the Pledgor the original Certificate A (or a replacement provided pursuant to Section 8.13(a)) in the manner so instructed by the Pledgor . The parties hereto agree that all references in this Pledge Agreement to the Certificate A shall include any replacement thereof in accordance with the terms hereof

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                                                    Certificate Pledge Agreement


     and all security interests and rights granted hereunder with respect to the original Certificate A shall apply to any replacement Certificate A.

aPAGE>

                                                    Certificate Pledge Agreement


     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                       BROOKDALE LIVING COMMUNITIES OF
                                         ILLINOIS - HV, INC.,
                                         as Pledgor



                                       By /s/ Darryl W. Copeland, Jr.
                                          -----------------------------
                                          Name: Darryl W. Copeland, Jr.
                                          Title: Vice President


                                       THE HARBOR VILLAGE BUSINESS
                                       TRUST, as Pledgee

                                       By Wilmington Trust Company, not in its
                                       individual capacity but solely as trustee under the Trust Agreement


                                       By /s/ James P. Lawler
                                          -----------------------------
                                          Name: James P. Lawler
                                          Title: Vice President



                                       WILMINGTON TRUST COMPANY,
                                         as Valuation Agent


                                       By /s/ James P. Lawler
                                          -----------------------------
                                          Name: James P. Lawler
                                          Title: Vice President

                                                    Certificate Pledge Agreement


                                                                      SCHEDULE I
                                                             TO PLEDGE AGREEMENT


                            [Copy of Certificate A]